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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                March 2, 1998
            --------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                 M-Wave, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     33-45499            36-3809819
----------------------------        ---------------     ----------------------
(State or other jurisdiction        (Commission         (IRS Employer
         of incorporation)          File Number)        Identification No.)




              216 Evergreen Street, Bensenville, Illinois  60106
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)



                                 (630) 860-9542
                        -------------------------------
                        (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         On March 2, 1998, M-Wave, Inc. announced that it has been notified by the Nasdaq Stock Market that its common stock is not in compliance with the new public float requirement for continued listing on the NASDAQ National Market. The full text of M-Wave, Inc.'s March 2, 1998 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits

              99.1  Press Release issued by M-Wave, Inc. dated March 2, 1998.







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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 2, 1998

                                     M-WAVE, INC.


                                     By: /s/ PAUL S. SCHMITT
                                         -------------------------------------
                                         Name:    Paul S. Schmitt
                                         Title:   Controller; Chief Accounting
                                                  Officer





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                                 EXHIBIT INDEX




  Exhibit
    No.                               Description
  -----                          ---------------------
  99.1            Press Release issued by M-Wave, Inc. dated March 2, 1998